Exhibit 32.1

CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of DNA Brands, Inc. (the “Company”) on Form 10-Q for the nine month period ended September 30, 2013, as filed with the Securities and Exchange Commission on November __, 2013 (the “Report”), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 19, 2013	By:	/s/ Darren Marks
Darren Marks, Chief Executive Officer

Dated: November 19, 2013	By:	/s/ Melvin Leiner
Melvin Leiner, Chief Financial Officer